                                                                    Exhibit 10.7

STATE OF TENNESSEE
COUNTY OF WILLIAMSON

              CROSS-COLLATERALIZATION AND CROSS-DEFAULT AGREEMENT

     THIS CROSS-COLLATERALIZATION AND CROSS-DEFAULT AGREEMENT (this "Agreement") is executed as of the 18 day of June, 2003, by DIVERSICARE WINDSOR HOUSE, LLC, a Delaware limited liability company (hereinafter called "Windsor House"), whose address is c/o Advocat Inc., 277 Mallory Station Road, Suite 130, Franklin, Tennessee 37067, DIVERSICARE PINEDALE, LLC, a Delaware limited liability company (hereinafter called "Pinedale"), whose address is c/o Advocat Inc., 277 Mallory Station Road, Suite 130, Franklin, Tennessee 37067, DIVERSICARE AFTON OAKS, LLC, a Delaware limited liability company, (hereinafter called "Afton Oaks"), whose address is c/o Diversicare Leasing Corp., 277 Mallory Station Road, Suite 130, Franklin, Tennessee 37067, DIVERSICARE ASSISTED LIVING SERVICES NC I, LLC, a Delaware limited liability company, whose address is c/o Advocat Inc., 277 Mallory Station Road, Suite 130, Franklin, Tennessee 37067 (hereinafter called "NC I") and DIVERSICARE ASSISTED LIVING SERVICES NC II, LLC, a Delaware limited liability company, whose address is c/o Advocat Inc., 277 Mallory Station Road, Suite 130, Franklin, Tennessee 37067 (hereinafter called "NC II"; Windsor House, Pinedale, Afton Oaks, NC I and NC II may be referred to collectively herein as the "Borrowers" or referred to individually as a "Borrower"), in favor of GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation (hereinafter called "Lender"), whose address is 200 Witmer Road, Horsham, Pennsylvania 19044.

                                    RECITALS

     A. Windsor House is indebted to Lender pursuant to a loan (the "Windsor House Loan") in the principal sum of FOUR MILLION SEVEN HUNDRED NINE THOUSAND AND NO/100 DOLLARS ($4,709,000), which Windsor House Loan is evidenced by that certain Promissory Note dated March 29, 2001, from Windsor House to Lender (as the same may be renewed, extended, modified, or amended, being hereinafter referred to as the "Windsor House Note"), which Windsor House Note is secured by, among other things, a Mortgage and Security Agreement (as amended, the "Windsor House Mortgage"), recorded in the Office of the Judge of Probate of Madison County, Alabama, in Book 2780, Page 756 encumbering the real property more particularly described in Exhibit "A" hereto (the "Windsor House Property"). The Windsor House Note and the Windsor House Mortgage, together with all other documents listed on Exhibit "H" hereto under the caption "Windsor House Loan Documents," are collectively referred to herein as the "Windsor House Loan Documents".

     B. Pinedale is indebted to Lender pursuant to a loan (the "Pinedale Loan") in the principal sum of TWO MILLION NINE HUNDRED THIRTEEN THOUSAND AND NO/100 DOLLARS ($2,913,000), which Pinedale Loan is evidenced by that certain Promissory Note dated March 29, 2001, from Pinedale to Lender (as the same may be renewed, extended, modified, or amended, being hereinafter referred to as the "Pinedale Note"), which Pinedale Note is secured by, among other things, a Mortgage and Security Agreement (as amended, the "Pinedale Mortgage"), recorded in the Office of the Clerk of Jackson County, Arkansas, in Book ____, Page ____, encumbering the real property more particularly described in Exhibit "B" hereto (the "Pinedale Property"). The Pinedale Note and the Pinedale Mortgage, together with all other documents listed on Exhibit "H" hereto under the caption "Pinedale Loan Documents," are collectively referred to herein as the "Pinedale Loan Documents".

          C. Afton Oaks is indebted to Lender pursuant to a loan (the "Afton Oaks Loan"); in the principal sum of THREE MILLION SEVEN HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($3,750,000), which Afton Oaks Loan is evidenced by that certain Promissory Note executed by Diversicare Management Services Co., a Tennessee corporation ("DMSC") and dated December 27, 1996, in the original principal amount of $3,750,000, as amended by that certain Amendment to Promissory Note dated November 30, 1999, by that certain Second Amendment to Promissory Note dated April 30, 2000, by that certain Third Amendment to Promissory Note dated June 30, 2000, by that certain Memorandum of Lender dated September 8, 2000, by that certain Fourth Amendment to Promissory Note dated September 29, 2000, by that certain Fifth Amendment to Promissory Note dated December 31, 2000, by that certain Memorandum of Lender dated January 26, 2001, by that certain Sixth Amendment to and Assumption of Promissory Note dated February 28, 2001 and by that certain Seventh Amendment to Promissory Note dated December __, 2002 (as the same may be renewed, extended, modified, or amended, being hereinafter referred to as the "Afton Oaks Note"). Pursuant to the terms of the Sixth Amendment to and Assumption of the Promissory Note dated February 28, 2001, the Afton Oaks Note was assumed by Afton Oaks. The Afton Oaks Note is secured by, among other things, a Deed of Trust and Security Agreement dated December 27, 1996, executed by Diversicare Leasing Corp. ("DLC") and recorded under Clerks' File No. S268193 in the Real Property Records of Harris County, Texas, as assumed by Afton Oaks pursuant to that certain Assumption of Deed of Trust and Security Agreement dated December 1, 2000, and recorded under Clerk's File No. U778174 in the Real Property Records of Harris County, Texas (as further amended, the "Afton Oaks Mortgage"), encumbering the real property more particularly described in Exhibit "C" hereto (the "Afton Oaks Property"). The Afton Oaks Note and the Afton Oaks Mortgage, together with all other documents listed on Exhibit "H" hereto under the caption "Afton Oaks Loan Documents," are collectively referred to herein as the "Afton Oaks Loan Documents".

          D. NC I is indebted to Lender pursuant to a loan (the "NC I Loan") in the principal sum of TWELVE MILLION SEVEN HUNDRED SEVENTY THOUSAND AND NO/100 DOLLARS ($12,770,000.00), which NC I Loan is evidenced by that certain Promissory Note dated June 4, 1999, from NC I to Lender (as the same may be, or has been, renewed, extended, modified, or amended, being hereinafter referred to as the "NC I Note"), which NC I Note is secured by, among other things, six (6) individual Deeds of Trust and Security Agreements more particularly described on Exhibit "D" attached hereto (collectively, as amended, the "NC I Mortgage"), encumbering the respective real property more particularly described on Exhibit "F" attached hereto (collectively, the "NC I Property"). The NC I Note and the NC I Mortgage, together with all documents listed on Exhibit "H" hereto, under the caption "NC I Loan Documents", are collectively referred to herein as the "NC I Loan Documents".

     E. NC II is indebted to Lender pursuant to a loan (the "NC II Loan"; the Windsor House Loan, the Pinedale Loan, the Afton Oaks Loan, the NC I Loan and the NC II Loan are sometimes collectively referred to herein as the "Loans") in the principal sum of TWELVE MILLION FOUR HUNDRED EIGHTY THOUSAND AND NO/100 DOLLARS ($12,480,000.00), which NC II Loan is evidenced by that certain Promissory Note dated June 4, 1999, from NC II to Lender (as the same may be, or has been, renewed, extended, modified, or amended, being hereinafter referred to as the "NC II Note"), which NC II Note is secured by, among other things, seven
(7) individual Deeds of Trust and Security Agreements more particularly described on Exhibit "E" hereto (collectively, as amended, the "NC II Mortgage"), encumbering the respective real property more particularly described on Exhibit "G" attached hereto (the "NC II Property"). The NC II Note and the NC II Mortgage, together with all documents listed on Exhibit "H" hereto, under the caption "NC II Loan documents", are collectively referred to herein as the "NC II Loan Documents". The Windsor House Loan Documents, the Pinedale Loan Documents, the Afton Oaks Loan Documents, the NC I Loan Documents and the NC II Loan Documents may be collectively referred to herein as the "Loan Documents".

     F.  Pursuant to that certain Cross-Collateralization and Cross-Default
Agreement dated            , 2002, the Windsor House Loan and the Pinedale Loan
were cross-collateralized and cross-defaulted with the Afton Oaks Loan.

     G. The Borrowers and the Lender have agreed to cross-collateralize and cross-default the NC I Loan and the NC II Loan with one another and with the Windsor House Loan, the Pinedale Loan and the Afton Oaks Loan.

                                   AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing Recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers agree with Lender, and Lender agrees with the Borrowers, as follows:

         1. Cross-Default. The Windsor House Loan, the Pinedale Loan, the Afton Oaks Loan, the NC I Loan and the NC II Loan are hereby cross-defaulted with one another, and the Borrowers agree that the occurrence of an "Event of Default" (as such term is defined in the Loan Documents) which is not cured within any applicable grace or curative periods set forth therein, shall constitute an immediate Event of Default (without need of notice or the expiration of any additional cure period other than as specified in such Related Loan Document) as defined in and under certain of the Loan Documents.

         2. Cross-Collateralization. Subject to the rights, if any, of AmSouth Bank under that certain Intercreditor Agreement, as defined in the Loan Agreement between Afton Oaks and the Lender, as amended, the Windsor House
Loan, the Pinedale Loan, the Afton Oaks Loan, the NC I Loan and the NC II Loan are hereby cross-collateralized with one another, and the Borrowers agree that the collateral described in the Loan Documents (the "Collateral") shall secure, in addition to the Loans, the obligations of the Borrowers, including, without limitation, the obligations of the Borrowers to pay the principal of and interest on the Windsor House Note, the Pinedale Note, the

Afton Oaks Note, the NC I Note and the NC II Note, and to pay all other indebtedness and other agreed charges and to perform all of the terms and conditions under all other Loan Documents, as the same may hereafter be renewed, modified, amended or extended.

          3.   Contribution.

          (a) Borrowers hereby acknowledge and agree that, due to the fact that the Windsor House Loan, the Pinedale Loan, the Afton Oaks Loan, the NC I Loan and the NC II Loan will be cross-defaulted and cross-collateralized as of the date hereof, the Borrowers have a direct and material interest in preventing the occurrence of an Event of Default under any of the Loan Documents. Accordingly, each Borrower is willing to commit to make or receive loans (each an "Intra-Borrower Loan", and collectively, the "Intra-Borrower Loans") in order to provide for the payment of all amounts due under the Loan Documents and, in so doing, to avoid an Event of Default thereunder. In the event and to the extent that the proceeds from the property of the Borrowers are applied to any payments due with respect to the property owned by a Borrower from and after the date hereof, then the Borrowers shall have the right to make an Intra-Borrower Loan to such Borrower in the amount of such proceeds so applied. Such Intra-Borrower Loan shall be made on a non-recourse basis and shall be repaid out of the future proceeds of the property owned by such Borrower, together with interest thereon at a rate to be agreed upon from time to time between the Borrowers.

          (b) All Intra-Borrower Loans made under this Agreement shall be evidenced by this Agreement, shall be an obligation of the applicable Borrower, and shall not be evidenced by any separate instrument. The Borrowers hereby waive presentment, notice of dishonor, protest and notice of non-payment or non-performance with respect to each Intra-Borrower Loan for which they are liable under this Agreement. Interest and principal on Intra-Borrower Loans shall be paid solely out of net proceeds from the property owned by the applicable Borrower and shall be subject in all cases to the terms and conditions of the applicable Loan Documents, and each such payment of principal or interest on Intra-Borrower Loans shall be subordinate and subject to the prior payment of all amounts payable under the applicable Loan Documents. To the extent such sources of payment are insufficient to pay interest and principal on any Intra-Borrower Loan, the applicable Borrower shall not have any claim against the other Borrower in any of the other assets of the applicable Borrower and no further or additional recourse shall be available against the Borrower. All payments pursuant to Intra-Borrower Loans shall be made on a net basis. All payments received on account of any Intra-Borrower Loan under this Agreement shall be credited first to interest, then to principal. Accrued but unpaid interest shall not be compounded.

          (c) Until all indebtedness under the Windsor House Loan, the Pinedale Loan, the Afton Oaks Loan, the NC I Loan and the NC II Loan has been paid in full, each Borrower waives the right of subrogation arising from any Intra-Borrower Loan it makes and waives any right to enforce any remedy which Lender now has or may hereafter have against any Borrower and any benefit of, and any right to participate in, any security now or hereafter held by Lender.

          4.   Miscellaneous.

          (a) This Agreement is being given as additional collateral to secure the obligations of the Borrowers under the Loan Documents.

          (b) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          5. No Oral Agreements. The Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

          6. Controlling Law. This Agreement shall be governed by the laws of the State of Alabama.

          7. Waiver of Jury Trial. BORROWERS HEREBY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT, THE LOANS OR THE RELATED LOANS, OR (B) IN ANY WAY CONNECTED WITH OR PERTAINING OR RELATED TO OR INCIDENTAL TO ANY DEALINGS OF LENDER AND/OR BORROWERS WITH RESPECT TO THE RELATED LOAN DOCUMENTS OR IN CONNECTION WITH THIS AGREEMENT OR THE EXERCISE OF ANY PARTY'S RIGHTS AND REMEDIES UNDER THIS AGREEMENT OR OTHERWISE, OR THE CONDUCT OR THE RELATIONSHIP OF THE PARTIES HERETO, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. BORROWERS AGREE THAT LENDER MAY FILE A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY, AND BARGAINED AGREEMENT OF BORROWERS IRREVOCABLY TO WAIVE THEIR RIGHT TO TRIAL BY JURY AS AN INDUCEMENT OF LENDER TO MAKE THE LOANS TO BORROWERS, AND THE OTHER RELATED LOANS TO AFFILIATES, AND THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY DISPUTE OR CONTROVERSY WHATSOEVER (WHETHER OR NOT MODIFIED HERE) BETWEEN ANY BORROWER AND LENDER SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be properly executed as of the date set forth above.

WITNESS:                 BORROWER:

                         DIVERSICARE WINDSOR HOUSE, LLC, a
                         Delaware limited liability company
/s/ Glynn Riddle
_____________________    By: Diversicare Leasing Corp., a
                             Tennessee corporation, its sole member
    Glynn Riddle
_____________________       By: /s/ William R. Council III
[Print Name]                    ________________________________________________
                                William R. Council III, Chief Executive Officer

                         DIVERSICARE PINEDALE, LLC, a Delaware
                         limited liability company

/s/ Glynn Riddle
_____________________    By: Diversicare Leasing Corp., a
                             Tennessee corporation, its sole member
    Glynn Riddle
_____________________       By: /s/ William R. Council III
[Print Name]                ________________________________________________
                                William R. Council III, Chief Executive Officer

                         DIVERSICARE AFTON OAKS, LLC, a Delaware
                         limited liability company

/s/ Glynn Riddle
_____________________    By: Diversicare Leasing Corp., a
                             Tennessee corporation, its sole member
    Glynn Riddle
_____________________       By: /s/ William R. Council III
[Print Name]                    ________________________________________________
                                William R. Council III, Chief Executive Officer


                         DIVERSICARE ASSISTED LIVING SERVICES NC I, LLC, a Delaware limited liability company

/s/ Glynn Riddle
_____________________    By: Diversicare Assisted Living Services NC, LLC
                         Its: Sole Member
    Glynn Riddle
_____________________       By: /s/ William R. Council, III
[Print Name]                    ________________________________________________
                                Name:  William R. Council, III
                                Title:  Chief Executive Officer

                                        DIVERSICARE ASSISTED LIVING SERVICES NC
                                        II, LLC, a Delaware limited liability
                                        company
     /s/ Glynn Riddle
-----------------------------           By: Diversicare Assisted Living Services
                                             NC, LLC
                                        Its: Sole Member

         Glynn Riddle
-----------------------------
[Print Name]                            By:   /s/ William R. Council, III
                                            ------------------------------------
                                              Name: William R. Council, III
                                              Title: Chief Executive Officer

WITNESS:                                LENDER:

                                        GMAC COMMERCIAL MORTGAGE CORPORATION,
                                        a California corporation
/s/ Peggy Scarborough
-----------------------------

    Peggy Scarborough                   By:  /s/ Laura Y. McDonald
-----------------------------                -----------------------------------
[Print Name]                            Its: Senior Vice President
                                             -----------------------------------

STATE OF TENNESSEE)
WILLIAMSON COUNTY)

     I, the undersigned, a Notary Public in and for said County in said State, hereby certify that William R. Council III, whose name as Chief Executive Officer of Diversicare Leasing Corp., a Tennessee corporation and the sole member of Diversicare Windsor House, LLC, a Delaware limited liability company, Diversicare Pinedale, LLC, a Delaware limited liability company, and Diversicare Afton Oaks, LLC a Delaware limited liability company, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of each of said limited liability companies.

     Given under my hand and official seal this the 18th day of June, 2003.



                                                 /s/ Jacqueline S. Reed
                                        ----------------------------------------
                                        Notary Public

AFFIX SEAL
My commission expires: 2/20/2006
                       ---------

STATE OF ALABAMA)

JEFFERSON COUNTY)

     I, the undersigned, a Notary Public in and for said County in said State, hereby certify that Laura Y. McDonald, whose name as Senior Vice President of GMAC Commercial Mortgage corporation, a California corporation, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

     Given under my hand and official seal this the 18th day of June, 2003.

                                        Crissa K. Randolph Brice
                                        ___________________________________
                                        Notary Public


AFFIX SEAL
My commission expires: 10-13-2005
                       -------------------


This instrument prepared by:

Kay K. Bains, Esq.
Walston, Wells, Anderson & Bains, LLP
505 20th Street North
Suite 500
Birmingham, Alabama 35203
(205) 251-9600

                                  EXHIBIT "A"


                       WINDSOR HOUSE PROPERTY DESCRIPTION

                                  EXHIBIT "B"

                         PINEDALE PROPERTY DESCRIPTION

                                  EXHIBIT "C"

                        AFTON OAKS PROPERTY DESCRIPTION

                                  EXHIBIT "D"

                                 NC I MORTGAGES

                                  EXHIBIT "E"

                                NC II MORTGAGES

                                  EXHIBIT "F"

                           NC I PROPERTY DESCRIPTION

                                  EXHIBIT "G"

                           NC II PROPERTY DESCRIPTION

                                  EXHIBIT "H"

WINDSOR HOUSE LOAN DOCUMENTS

1)  Promissory Note

2)  Loan Agreement

3)  Mortgage and Security Agreement

4)  Assignment of Leases and Rents

5)  Guaranty Agreement of Advocat, Inc.

6)  Cross-Collateralization and Cross-Default Agreement

7)  Agreement to Amend or Comply

8)  Collateral Assignment of Management Agreement

9)  Subordination of Management Agreement

10) Operations and Maintenance Agreement

11) Debt Service Reserve Escrow and Security Agreement

12) Loan Closing Certification

PINEDALE LOAN DOCUMENTS

1)  Promissory Note

2)  Loan Agreement

3)  Mortgage and Security Agreement

4)  Assignment of Leases and Rents

5)  Guaranty Agreement of Advocat, Inc.

6)  Cross-Collateralization and Cross-Default Agreement

7)  Agreement to Amend or Comply

8)  Collateral Assignment of Management Agreement

9)   Subordination of Management Agreement

10)  Operations and Maintenance Agreement

11)  Debt Service Reserve Escrow and Security Agreement

12)  Loan Closing Certification

AFTON OAKS LOAN DOCUMENTS

1)   Promissory Note

2)   Loan Agreement

3)   Deed of Trust and Security Agreement

4) Assignment of Occupancy Agreements, Security and Other Deposits, Service agreements and Assumption Agreement

5)   Assignment of Noncompete Agreements

NC I LOAN DOCUMENTS







NC II LOAN DOCUMENTS